Exhibit 23.2





Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-07415.


                                                     /s/ Arthur Andersen LLP

                                                     Arthur Andersen LLP

Charlotte, North Carolina
   March 26, 1997.

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